UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Annual Repor t

Legg Mason

ClearBridge

Appreciation

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Appreciation Fund

Fund objective

The Fund seeks to provide long-term appreciation of shareholders’ capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Appreciation Fund for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

Legg Mason ClearBridge Appreciation Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended October 31, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its second estimate for third quarter GDP growth was 2.5%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through October, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 283,000 jobs from June through September. The employment picture then brightened somewhat in October, as 151,000 new jobs were created. However, the unemployment rate held steady and ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of

Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October, yet the inventory of unsold homes was a 10.5 month supply in October at the current sales level, versus a 10.6 month supply in September. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,500 in October 2010, which was 0.9% lower than in October 2009.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown fifteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. However, manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month. In addition, fourteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven and thirteen industries expanded in August and September, respectively.

Financial market overview

During most of the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September and October.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring

IV	Legg Mason ClearBridge Appreciation Fund

Investment commentary (cont’d)

agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November (after the reporting period ended). Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

Equity market review

Stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during five of the first six months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into

“correction territory” in May and plunged more than 10%. This marked the first correction since November 2007. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. The market then declined again in August, triggered by fears that the economy might slip back into recession. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. All told, the Index returned 16.52% over the twelve months ended October 31, 2010.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the twelve months ended October 31, 2010, with the Russell Midcap Indexv gaining 27.71%. In contrast, the small-cap Russell 2000vi and the large-cap Russell 1000vii Indices rose 26.58% and 17.67%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 20.31% and 16.40%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viiiThe

Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term appreciation of shareholders’ capital. The Fund invests primarily in equity securities of U.S. companies, typically medium- and large-capitalization companies, but may also invest in small-capitalization companies. We look for investments among a strong core of growth and value stocks, consisting primarily of blue-chip companies dominant in their industries. The Fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record. By employing the Fund’s investment strategy, we seek to provide consistent and competitive risk-adjusted returns through an investment cycle.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the course of the reporting period, the equity market in general experienced a high degree of volatility, but ended with double-digit gains for most of the major domestic stock indices. Soon after the start of the period in November of 2009, the market underwent a short but sharp decline in January and February, which was followed by a broad rally that reached new multi-year highs for several key stock market indices in April. However, the highs of April were soon followed by a steep correction that produced new lows for the year in July. The lows were tested, but not breached, in August. September brought a transition to a rising market trend that, despite disappointing economic data and mixed corporate earnings reports, managed to set new highs for the year in October.

Q. How did we respond to these changing market conditions?

A. We selectively took advantage of the market’s volatility, while maintaining our strict fundamental-focused and research-driven bottom-up stock selection discipline. We looked to add to our existing positions where price weakness was, in our view, unrelated to company fundamentals, while simulta-

neously establishing new positions in stocks we believed were attractively valued. We trimmed a number of existing positions, for risk management purposes, which had grown beyond our designated allocation, while we closed several positions entirely where the risk-reward relationship had changed and we felt we could better utilize the capital in other investment opportunities.

Performance review

For the twelve months ended October 31, 2010, Class A shares of Legg Mason ClearBridge Appreciation Fund, excluding sales charges, returned 14.66%. The Fund’s unmanaged benchmark, the S&P 500 Indexi, returned 16.52% over the same time frame. The Lipper Large-Cap Core Funds Category Average1 returned 14.47% for the same period.

Performance Snapshot as of October 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason ClearBridge Appreciation Fund:
Class A	1.22%	14.66%
Class B	1.18%	13.99%
Class C	1.02%	13.93%
Class FI	1.30%	14.63%
Class R	0.92%	14.09%
Class I	1.31%	14.84%
Class IS	1.38%	15.01%
S&P 500 Index	0.74%	16.52%
Lipper Large-Cap Core Funds Category Average[1]	-0.01%	14.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 1,094 funds for the six-month period and among the 1,077 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Fund overview (cont’d)

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended October 31, 2010 for Class A, Class B and Class C shares would have been 1.15%, 0.63% and 0.79%, respectively; the returns for the twelve months ended October 31, 2010 for Class A, Class B and Class C shares would have been 14.57%, 13.37% and 13.66%, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.09%, 2.15%, 1.80%, 1.47%, 1.40%, 0.73% and 0.62%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class FI shares, 1.45% for Class R shares and 0.90% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in nine out of ten equity market sectors over the reporting period, with the greatest contributions to return coming from the Information Technology (“IT”), Consumer Discretionary and Industrials sectors. Relative to the benchmark, stock selection in both the Financials and IT sectors contributed to performance, as did an overweight in the Industrials sector and an underweight in the Financials sector.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Apple Inc., Walt Disney Co., Newfield Exploration Co., PPG Industries Inc. and Comcast Corp. (Class A Shares).

Q. What were the leading detractors from performance?

A. The Utilities sector was the only sector that detracted from performance on an absolute basis. Relative to the benchmark, both overall stock selection and overall sector allocation negatively affected performance. In particular, stock selection in the Industrials, Utilities and Consumer Staples sectors negatively impacted relative results, as did an underweight in the Consumer Discretionary sector.

In terms of individual Fund holdings, leading detractors from performance for the period included BP PLC (ADR), Petrohawk Energy Corp., Bank of America Corp., Exxon Mobil Corp. and Charles Schwab Corp.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were over two dozen positions established or closed during the course of the period, but the largest transactions were the additions of Merck & Co. Inc. and AmerisourceBergen Corp., both in the Health Care sector, Coca-Cola Co. in the Consumer Staples sector and Norfolk Southern Corp. in the Industrials sector, and the sales of the Fund’s existing positions in BP PLC (ADR) in the Energy sector and Hewlett-Packard Co. in the IT sector.

Thank you for your investment in Legg Mason ClearBridge Appreciation Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Scott K. Glasser

Portfolio Manager

ClearBridge Advisors, LLC

Michael Kagan

Portfolio Manager

ClearBridge Advisors, LLC

November 16, 2010

RISKS: Stock prices are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks, and the Fund’s investment strategies.

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	3

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of October 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Travelers Cos. Inc. (3.7%), Wal-Mart Stores Inc. (3.2%), Exxon Mobil Corp. (3.0%), Microsoft Corp. (2.4%), Walt Disney Co. (2.3%), Procter & Gamble Co. (2.3%), Johnson & Johnson (2.1%), United Technologies Corp. (2.0%), Apple Inc. (2.0%) and Cisco Systems Inc. (1.9%). Please refer to pages 8 through 11 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision.

Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Information Technology (18.1%), Financials (13.2%), Industrials (13.0%), Consumer Staples (12.0%) and Consumer Discretionary (10.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

4	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A4	1.22%	$1,000.00	$1,012.20	1.06%	$5.38	Class A	5.00%	$1,000.00	$1,019.86	1.06%	$5.40
Class B4	1.18	1,000.00	1,011.80	2.08	10.55	Class B	5.00	1,000.00	1,014.72	2.08	10.56
Class C4	1.02	1,000.00	1,010.20	1.81	9.17	Class C	5.00	1,000.00	1,016.08	1.81	9.20
Class FI	1.30	1,000.00	1,013.00	0.96	4.87	Class FI	5.00	1,000.00	1,020.37	0.96	4.89
Class R	0.92	1,000.00	1,009.20	1.43	7.24	Class R	5.00	1,000.00	1,018.00	1.43	7.27
Class I	1.31	1,000.00	1,013.10	0.74	3.75	Class I	5.00	1,000.00	1,021.48	0.74	3.77
Class IS	1.38	1,000.00	1,013.80	0.61	3.10	Class IS	5.00	1,000.00	1,022.13	0.61	3.11

[1]	For the six months ended October 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]

The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been 1.15%, 0.63% and 0.79% for Class A, Class B and C shares, respectively.

6	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class B‡	Class C‡	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/10	14.66%	13.99%	13.93%	14.63%	14.09%	14.84%	15.01%
Five Years Ended 10/31/10	3.24	2.33	2.52	N/A	N/A	3.55	N/A
Ten Years Ended 10/31/10	2.47	1.75	1.70	N/A	N/A	2.81	N/A
Inception* through 10/31/10	10.03	7.50	6.78	16.28	-0.48	7.27	1.08

With sales charges[2]	Class A‡	Class B‡	Class C‡	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/10	8.08%	8.99%	12.93%	14.63%	14.09%	14.84%	15.01%
Five Years Ended 10/31/10	2.02	2.17	2.52	N/A	N/A	3.55	N/A
Ten Years Ended 10/31/10	1.86	1.75	1.70	N/A	N/A	2.81	N/A
Inception* through 10/31/10	9.87	7.50	6.78	16.28	-0.48	7.27	1.08

Cumulative total returns
Without sales charges[1]
Class A (10/31/00 through 10/31/10)	27.59%
Class B (10/31/00 through 10/31/10)	18.98
Class C (10/31/00 through 10/31/10)	18.37
Class FI (Inception date of 12/19/08 through 10/31/10)	32.50
Class R (Inception date of 12/28/06 through 10/31/10)	-1.81
Class I (10/31/00 through 10/31/10)	31.96
Class IS (Inception date of 8/4/08 through 10/31/10)	2.43

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason ClearBridge Appreciation Fund vs. S&P 500 Index† — October 2000 - October 2010

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	7

Historical performance

Value of $1,000,000 invested in

Class I Shares of Legg Mason ClearBridge Appreciation Fund vs. S&P 500 Index† — October 2000 - October 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, FI, R, I and IS shares are March 10, 1970, November 6, 1992, February 4, 1993, December 19, 2008, December 28, 2006, January 30, 1996 and August 4, 2008, respectively.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason ClearBridge Appreciation Fund on October 31, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

8	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Schedule of investments

October 31, 2010

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Common Stocks — 95.1%
Consumer Discretionary — 10.1%
Auto Components — 0.4%
Johnson Controls Inc.	495,050	$17,386,156
Hotels, Restaurants & Leisure — 2.1%
Marcus Corp.	1,198,910	15,370,026
McDonald’s Corp.	699,370	54,390,005
Yum! Brands Inc.	400,590	19,853,241
Total Hotels, Restaurants & Leisure		89,613,272
Internet & Catalog Retail — 1.0%
Amazon.com Inc.	243,170	40,157,094	*
Media — 4.7%
Cablevision Systems Corp., New York Group, Class A Shares	1,099,900	29,411,326
Comcast Corp., Class A Shares	3,397,360	69,917,669
Walt Disney Co.	2,697,560	97,408,891
Total Media		196,737,886
Specialty Retail — 1.9%
Home Depot Inc.	1,577,750	48,720,920
Staples Inc.	1,631,160	33,389,845
Total Specialty Retail		82,110,765
Total Consumer Discretionary		426,005,173
Consumer Staples — 12.0%
Beverages — 1.9%
Coca-Cola Co.	688,280	42,205,330
PepsiCo Inc.	599,450	39,144,085
Total Beverages		81,349,415
Food & Staples Retailing — 3.8%
CVS Caremark Corp.	872,360	26,275,483
Wal-Mart Stores Inc.	2,497,740	135,302,576
Total Food & Staples Retailing		161,578,059
Food Products — 3.1%
General Mills Inc.	902,470	33,878,724
H.J. Heinz Co.	800,000	39,288,000
Kraft Foods Inc., Class A Shares	1,776,080	57,314,101
Total Food Products		130,480,825
Household Products — 3.2%
Kimberly-Clark Corp.	635,550	40,255,737
Procter & Gamble Co.	1,498,640	95,268,545
Total Household Products		135,524,282
Total Consumer Staples		508,932,581
Energy — 9.7%
Energy Equipment & Services — 1.2%
Halliburton Co.	204,720	6,522,379
Schlumberger Ltd.	241,590	16,884,725
Weatherford International Ltd.	1,665,630	27,999,240	*
Total Energy Equipment & Services		51,406,344
Oil, Gas & Consumable Fuels — 8.5%
Apache Corp.	226,424	22,873,352

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	9

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Chevron Corp.	277,260	$22,904,449
El Paso Corp.	4,100,000	54,366,000
Exxon Mobil Corp.	1,900,000	126,293,000
Newfield Exploration Co.	814,260	48,546,181	*
Petrohawk Energy Corp.	1,300,000	22,113,000	*
Petroleo Brasileiro SA, ADR	383,280	13,077,514
Spectra Energy Corp.	2,000,001	47,540,024
Total Oil, Gas & Consumable Fuels		357,713,520
Total Energy		409,119,864
Exchange Traded Funds — 0.7%
SPDR Gold Trust	211,660	28,074,582	*
Financials — 13.2%
Capital Markets — 0.9%
Charles Schwab Corp.	1,904,000	29,321,600
Goldman Sachs Group Inc.	53,980	8,688,081
Total Capital Markets		38,009,681
Commercial Banks — 0.9%
Wells Fargo & Co.	1,527,890	39,847,371
Diversified Financial Services — 2.5%
Bank of America Corp.	2,210,770	25,291,209
Citigroup Inc.	5,517,490	23,007,933	*
JPMorgan Chase & Co.	1,571,910	59,150,973
Total Diversified Financial Services		107,450,115
Insurance — 6.0%
Berkshire Hathaway Inc., Class A Shares	684	81,601,200	*
MetLife Inc.	476,765	19,227,933
Travelers Cos. Inc.	2,797,280	154,409,856
Total Insurance		255,238,989
Real Estate Investment Trusts (REITs) — 2.2%
Annaly Capital Management Inc.	2,597,820	46,007,392
Chimera Investment Corp.	11,000,000	45,100,000
Total Real Estate Investment Trusts (REITs)		91,107,392
Real Estate Management & Development — 0.7%
Forest City Enterprises Inc., Class A Shares	1,871,950	27,311,751	*
Total Financials		558,965,299
Health Care — 8.8%
Biotechnology — 0.9%
Amgen Inc.	650,000	37,173,500	*
Health Care Providers & Services — 0.7%
AmerisourceBergen Corp.	979,480	32,146,534
Pharmaceuticals — 7.2%
Abbott Laboratories	773,820	39,712,442
Bristol-Myers Squibb Co.	973,390	26,184,191
Johnson & Johnson	1,405,450	89,485,002
Merck & Co. Inc.	1,533,740	55,644,087
Novartis AG, ADR	822,540	47,666,193

See Notes to Financial Statements.

10	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason ClearBridge Appreciation Fund

Security	Shares	Value
Pharmaceuticals — continued
Pfizer Inc.	2,628,950	$45,743,730
Total Pharmaceuticals		304,435,645
Total Health Care		373,755,679
Industrials — 13.0%
Aerospace & Defense — 2.2%
Boeing Co.	241,170	17,036,249
Honeywell International Inc.	870,550	41,011,610
Raytheon Co.	808,940	37,275,955
Total Aerospace & Defense		95,323,814
Air Freight & Logistics — 1.6%
United Parcel Service Inc., Class B Shares	1,000,000	67,340,000
Commercial Services & Supplies — 1.3%
Waste Management Inc.	1,546,990	55,258,483
Construction & Engineering — 0.2%
Quanta Services Inc.	514,700	10,119,002	*
Industrial Conglomerates — 6.0%
3M Co.	690,380	58,143,804
General Electric Co.	3,743,880	59,976,958
McDermott International Inc.	1,188,850	18,343,955	*
Tyco International Ltd.	836,960	32,038,829
United Technologies Corp.	1,119,990	83,741,652
Total Industrial Conglomerates		252,245,198
Machinery — 0.8%
Eaton Corp.	365,630	32,478,913
Road & Rail — 0.9%
Norfolk Southern Corp.	591,469	36,369,429
Total Industrials		549,134,839
Information Technology — 18.1%
Communications Equipment — 1.9%
Cisco Systems Inc.	3,600,000	82,188,000	*
Computers & Peripherals — 2.2%
Apple Inc.	276,540	83,202,590	*
EMC Corp.	487,350	10,239,223	*
Total Computers & Peripherals		93,441,813
Internet Software & Services — 3.4%
eBay Inc.	879,520	26,218,491	*
Google Inc., Class A Shares	125,840	77,138,662	*
VeriSign Inc.	1,184,740	41,169,715	*
Total Internet Software & Services		144,526,868
IT Services — 4.0%
Automatic Data Processing Inc.	970,130	43,093,175
International Business Machines Corp.	449,540	64,553,944
Visa Inc., Class A Shares	759,090	59,338,065
Total IT Services		166,985,184
Semiconductors & Semiconductor Equipment — 1.9%
Intel Corp.	2,748,710	55,166,609
Texas Instruments Inc.	823,110	24,339,363
Total Semiconductors & Semiconductor Equipment		79,505,972

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	11

Legg Mason ClearBridge Appreciation Fund

Security			Shares	Value
Software — 4.7%
Citrix Systems Inc.			464,780	$29,778,455	*
Intuit Inc.			300,000	14,400,000	*
Microsoft Corp.			3,767,870	100,376,057
Oracle Corp.			1,900,000	55,860,000
Total Software				200,414,512
Total Information Technology				767,062,349
Materials — 5.6%
Chemicals — 4.9%
Celanese Corp., Series A Shares			1,738,880	61,991,072
E.I. du Pont de Nemours & Co.			537,490	25,412,527
Ecolab Inc.			499,540	24,637,313
Monsanto Co.			368,220	21,879,633
PPG Industries Inc.			949,140	72,799,038
Total Chemicals				206,719,583
Paper & Forest Products — 0.7%
International Paper Co.			1,270,730	32,124,054
Total Materials				238,843,637
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.4%
AT&T Inc.			2,388,200	68,063,700
Verizon Communications Inc.			999,090	32,440,452
Total Diversified Telecommunication Services				100,504,152
Wireless Telecommunication Services — 0.7%
American Tower Corp., Class A Shares			555,530	28,670,903	*
Total Telecommunication Services				129,175,055
Utilities — 0.8%
Independent Power Producers & Energy Traders — 0.8%
NRG Energy Inc.			1,598,592	31,827,967	*
Total Investments before Short-term Investments (Cost — $3,041,832,676)				4,020,897,025

	Rate	Maturity Date	Face Amount
Short-Term Investments — 4.9%
Repurchase Agreements — 4.9%
Interest in $350,035,00 joint tri-party repurchase agreement dated 10/29/10 with RBS Securities Inc.; Proceeds at maturity — $206,087,950; (Fully collateralized by various U.S. government agency obligations, 1.500% to 4.500% due 12/31/13 to 2/15/36; Market value — $210,206,294) (Cost — $206,084,000)	0.230%	11/1/10	$206,084,000	206,084,000
Total Investments — 100.0% (Cost — $3,247,916,676#)				4,226,981,025
Other Assets in Excess of Liabilities — 0.0%				429,911
Total Net Assets — 100.0%				$4,227,410,936

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $3,252,709,194.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

12	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Statement of assets and liabilities

October 31, 2010

Assets:
Investments, at value (Cost — $3,247,916,676)	$4,226,981,025
Cash	279
Receivable for securities sold	11,787,271
Receivable for Fund shares sold	8,064,958
Dividends and interest receivable	5,267,843
Prepaid expenses	125,087
Total Assets	4,252,226,463

Liabilities:
Payable for securities purchased	10,172,726
Payable for Fund shares repurchased	9,886,050
Investment management fee payable	2,064,099
Distribution fees payable	1,145,672
Trustees’ fees payable	158,245
Accrued expenses	1,388,735
Total Liabilities	24,815,527
Total Net Assets	$4,227,410,936

Net Assets:
Par value (Note 7)	$3,213
Paid-in capital in excess of par value	3,441,753,670
Undistributed net investment income	51,207,634
Accumulated net realized loss on investments and foreign currency transactions	(244,628,670)
Net unrealized appreciation on investments and foreign currencies	979,075,089
Total Net Assets	$4,227,410,936

Shares Outstanding:
Class A	203,306,846
Class B	24,307,961
Class C	28,680,093
Class FI	19,500
Class R	418,306
Class I	34,446,655
Class IS	30,136,814

Net Asset Value:
Class A (and redemption price)	$13.23
Class B*	$12.81
Class C*	$12.85
Class FI (and redemption price)	$13.24
Class R (and redemption price)	$13.18
Class I (and redemption price)	$13.17
Class IS (and redemption price)	$13.21
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.04

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	13

Statement of operations

For the Year Ended October 31, 2010

Investment Income:
Dividends	$98,124,852
Interest	307,594
Less: Foreign taxes withheld	(542,777)
Total Investment Income	97,889,669

Expenses:
Investment management fee (Note 2)	24,182,803
Distribution fees (Notes 2 and 5)	13,934,824
Transfer agent fees (Note 5)	8,122,670
Trustees’ fees	381,484
Shareholder reports	241,660
Registration fees	131,385
Legal fees	98,048
Insurance	82,739
Audit and tax	67,400
Custody fees	19,851
Miscellaneous expenses	32,177
Total Expenses	47,295,041
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(226)
Net Expenses	47,294,815
Net Investment Income	50,594,854

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	43,324,589
Foreign currency transactions	(18,505)
Net Realized Gain	43,306,084
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	465,504,802
Foreign currencies	10,740
Change in Net Unrealized Appreciation (Depreciation)	465,515,542
Net Gain on Investments and Foreign Currency Transactions	508,821,626
Proceeds from Settlement of a Regulatory Matter (Note 9)	6,200,807
Increase in Net Assets From Operations	$565,617,287

See Notes to Financial Statements.

14	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Statements of changes in net assets

For the Year Ended October 31, 2010, the Period Ended October 31, 2009 and the Year Ended December 31, 2008	2010	2009†	2008

Operations:
Net investment income	$50,594,854	$40,550,189	$54,955,783
Net realized gain (loss)	43,306,084	(251,621,303)	(13,118,237)
Change in net unrealized appreciation (depreciation)	465,515,542	686,833,462	(1,663,129,844)
Proceeds from settlement of a regulatory matter (Note 9)	6,200,807	—	—
Increase (Decrease) in Net Assets From Operations	565,617,287	475,762,348	(1,621,292,298)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(45,000,458)	(15,750,026)	(42,679,488)
Net realized gains	—	—	(174,472,260)
Decrease in Net Assets From Distributions to Shareholders	(45,000,458)	(15,750,026)	(217,151,748)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	523,014,553	568,581,815	1,259,976,521
Reinvestment of distributions	41,821,204	14,675,677	207,812,387
Cost of shares repurchased	(907,368,617)	(762,419,574)	(1,771,372,853)
Decrease in Net Assets From Fund Share Transactions	(342,532,860)	(179,162,082)	(303,583,945)
Increase (Decrease) in Net Assets	178,083,969	280,850,240	(2,142,027,991)

Net Assets:
Beginning of year	4,049,326,967	3,768,476,727	5,910,504,718
End of year*	$4,227,410,936	$4,049,326,967	$3,768,476,727
* Includes undistributed net investment income of:	$51,207,634	$39,651,849	$14,851,686

†	For the period January 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3,4]	2005[3,4]

Net asset value, beginning of year	$11.67	$10.35	$15.24	$15.47	$14.42	$14.67

Income (loss) from operations:
Net investment income	0.16	0.12	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.53	1.25	(4.46)	1.14	1.94	0.52
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—	—
Total income (loss) from operations	1.70	1.37	(4.29)	1.28	2.07	0.61

Less distributions from:
Net investment income	(0.14)	(0.05)	(0.13)	(0.13)	(0.13)	(0.07)
Net realized gains	—	—	(0.47)	(1.38)	(0.89)	(0.79)
Total distributions	(0.14)	(0.05)	(0.60)	(1.51)	(1.02)	(0.86)

Net asset value, end of year	$13.23	$11.67	$10.35	$15.24	$15.47	$14.42
Total return[5]	14.66%[6]	13.25%	(28.98)%	8.14%	14.57%	4.15%

Net assets, end of year (millions)	$2,690	$2,604	$2,513	$3,786	$3,817	$3,587

Ratios to average net assets:
Gross expenses	1.05%	1.07%[7]	0.99%	0.95%	0.96%[8]	0.96%
Net expenses	1.05	1.07 [7]	0.99	0.95	0.95 [8,9]	0.96
Net investment income	1.30	1.42 [7]	1.24	0.85	0.88	0.61

Portfolio turnover rate	21%	20%	39%	45%	33%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.57% (Note 9).

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.94% and 0.93%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3,4]	2005[3,4]

Net asset value, beginning of year	$11.25	$10.03	$14.80	$15.08	$14.09	$14.40

Income (loss) from operations:
Net investment income (loss)	0.03	0.03	0.03	(0.02)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	1.47	1.21	(4.30)	1.12	1.89	0.51
Proceeds from settlement of a regulatory matter	0.07	—	—	—	—	—
Total income (loss) from operations	1.57	1.24	(4.27)	1.10	1.88	0.48

Less distributions from:
Net investment income	(0.01)	(0.02)	(0.03)	—	—	(0.00) [5]
Net realized gains	—	—	(0.47)	(1.38)	(0.89)	(0.79)
Total distributions	(0.01)	(0.02)	(0.50)	(1.38)	(0.89)	(0.79)

Net asset value, end of year	$12.81	$11.25	$10.03	$14.80	$15.08	$14.09
Total return[6]	13.99%[7]	12.36%	(29.76)%	7.18%	13.55%	3.31%

Net assets, end of year (millions)	$311	$376	$414	$754	$912	$986

Ratios to average net assets:
Gross expenses	2.09%	2.14%[8]	1.97%	1.88%	1.87%[9]	1.80%
Net expenses	2.09	2.14 [8]	1.97	1.88	1.87 [9,10]	1.80
Net investment income (loss)	0.27	0.36 [8]	0.24	(0.10)	(0.04)	(0.23)

Portfolio turnover rate	21%	20%	39%	45%	33%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.37% (Note 9).

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.85%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3,4]	2005[3,4]

Net asset value, beginning of year	$11.33	$10.08	$14.86	$15.12	$14.11	$14.42

Income (loss) from operations:
Net investment income (loss)	0.07	0.06	0.06	0.02	0.02	(0.03)
Net realized and unrealized gain (loss)	1.48	1.22	(4.32)	1.11	1.90	0.51
Proceeds from settlement of a regulatory matter	0.03	—	—	—	—	—
Total income (loss) from operations	1.58	1.28	(4.26)	1.13	1.92	0.48

Less distributions from:
Net investment income	(0.06)	(0.03)	(0.05)	(0.01)	(0.02)	(0.00) [5]
Net realized gains	—	—	(0.47)	(1.38)	(0.89)	(0.79)
Total distributions	(0.06)	(0.03)	(0.52)	(1.39)	(0.91)	(0.79)

Net asset value, end of year	$12.85	$11.33	$10.08	$14.86	$15.12	$14.11
Total return[6]	13.93%[7]	12.67%	(29.53)%	7.37%	13.80%	3.31%

Net assets, end of year (millions)	$368	$373	$372	$606	$658	$661

Ratios to average net assets:
Gross expenses	1.79%	1.78%[8]	1.73%	1.67%	1.70%[9]	1.77%
Net expenses	1.79	1.78 [8]	1.73	1.67	1.66 [9,10]	1.77
Net investment income (loss)	0.57	0.72 [8]	0.49	0.12	0.17	(0.20)

Portfolio turnover rate	21%	20%	39%	45%	33%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.66% (Note 9).

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.67% and 1.64%, respectively.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2010	2009[2]	2008[3]

Net asset value, beginning of year	$11.66	$10.35	$10.26

Income from operations:
Net investment income	0.15	0.10	0.01
Net realized and unrealized gain	1.55	1.26	0.20
Total income from operations	1.70	1.36	0.21

Less distributions from:
Net investment income	(0.12)	(0.05)	(0.12)
Total distributions	(0.12)	(0.05)	(0.12)

Net asset value, end of year	$13.24	$11.66	$10.35
Total return[4]	14.63%	13.19%	2.12%

Net assets, end of year (000s)	$258	$8	$0	[5]

Ratios to average net assets:
Gross expenses	1.14%	1.47%[6]	0.86%[6]
Net expenses	0.96 [7,8]	1.32 [6,7,8]	0.86	[6]
Net investment income	1.26	1.19 [6]	4.05	[6]

Portfolio turnover rate	21%	20%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the period December 19, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than $1,000.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares will not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[4,5]

Net asset value, beginning of year	$11.65	$10.34	$15.23	$15.47	$15.53

Income (loss) from operations:
Net investment income (loss)	0.11	0.10	0.14	0.14	(0.00)	[6]
Net realized and unrealized gain (loss)	1.53	1.25	(4.45)	1.09	(0.06)
Total income (loss) from operations	1.64	1.35	(4.31)	1.23	(0.06)

Less distributions from:
Net investment income	(0.11)	(0.04)	(0.11)	(0.09)	—
Net realized gains	—	—	(0.47)	(1.38)	—
Total distributions	(0.11)	(0.04)	(0.58)	(1.47)	—

Net asset value, end of year	$13.18	$11.65	$10.34	$15.23	$15.47
Total return[7]	14.09%	13.08%	(29.17)%	7.87%	(0.39)%

Net assets, end of year (000s)	$5,513	$2,932	$1,450	$449	$10

Ratios to average net assets:
Gross expenses	1.42%	1.40%[8]	1.26%	1.13%	1.22%[8,9]
Net expenses	1.42 [10]	1.34 [8,10,11]	1.26	1.13	1.22	[8,9]
Net investment income (loss)	0.91	1.11 [8]	1.11	0.85	(0.28)	[8]

Portfolio turnover rate	21%	20%	39%	45%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through December 31, 2009.

[3]	For the year ended December 31.

[4]	For the period December 28, 2006 (inception date) to December 31, 2006.

[5]	Represents a share of capital stock outstanding prior to April 16, 2007.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.20%.

[10]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares will not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3,4]	2005[3,4]

Net asset value, beginning of year	$11.64	$10.30	$15.19	$15.42	$14.38	$14.63

Income (loss) from operations:
Net investment income	0.20	0.15	0.21	0.20	0.19	0.15
Net realized and unrealized gain (loss)	1.52	1.25	(4.46)	1.14	1.93	0.53
Total income (loss) from operations	1.72	1.40	(4.25)	1.34	2.12	0.68

Less distributions from:
Net investment income	(0.19)	(0.06)	(0.17)	(0.19)	(0.19)	(0.14)
Net realized gains	—	—	(0.47)	(1.38)	(0.89)	(0.79)
Total distributions	(0.19)	(0.06)	(0.64)	(1.57)	(1.08)	(0.93)

Net asset value, end of year	$13.17	$11.64	$10.30	$15.19	$15.42	$14.38
Total return[5]	14.84%	13.63%	(28.79)%	8.56%	14.97%	4.62%

Net assets, end of year (millions)	$454	$342	$162	$765	$720	$667

Ratios to average net assets:
Gross expenses	0.73%	0.73%[6]	0.61%	0.57%	0.59%[7]	0.57%
Net expenses	0.73 [8]	0.72 [6,8,9]	0.61	0.57	0.59 [7,9]	0.57
Net investment income	1.60	1.69 [6]	1.49	1.22	1.24	1.00

Portfolio turnover rate	21%	20%	39%	45%	33%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.57%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2010	2009[2]	2008[3]

Net asset value, beginning of year	$11.67	$10.31	$13.39

Income (loss) from operations:
Net investment income	0.22	0.16	0.10
Net realized and unrealized gain (loss)	1.52	1.26	(3.02)
Total income (loss) from operations	1.74	1.42	(2.92)

Less distributions from:
Net investment income	(0.20)	(0.06)	(0.16)
Total distributions	(0.20)	(0.06)	(0.16)

Net asset value, end of year	$13.21	$11.67	$10.31
Total return[4]	15.01%	13.81%	(21.75)%

Net assets, end of year (millions)	$398	$351	$306

Ratios to average net assets:
Gross expenses	0.61%	0.62%[5]	0.61%[5]
Net expenses	0.61 [6]	0.62 [5,6]	0.61 [5]
Net investment income	1.74	1.86 [5]	2.14 [5]

Portfolio turnover rate	21%	20%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through October 31, 2009.

[3]	For the period August 4, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the total annual operating expenses for Class IS shares will not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

22	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Appreciation Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$4,020,897,025	—	—	$4,020,897,025
Short-term investments†	—	$206,084,000	—	206,084,000
Total investments	$4,020,897,025	$206,084,000	—	$4,226,981,025

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	23

the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

24	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Notes to financial statements (cont’d)

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$624,277	$(624,277)
(b)	$(239,418)	239,418	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of certain investments.

2. Investment management agreement and other transactions with affiliates

LeggMason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of LeggMason, Inc. (“LeggMason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $250 million	0.750%
Next $250 million	0.700
Next $500 million	0.650
Next $1 billion	0.600
Next $1 billion	0.550
Over $3 billion	0.500

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund except for management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, R and I shares did not exceed 1.05%, 1.45% and 0.90%, respectively. In addition, the total annual operating expenses for IS shares will not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended October 31, 2010, fees waived and/or expenses reimbursed amounting to $226.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	25

manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2010, LMIS and its affiliates received sales charges of approximately $372,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$7,000	$417,000	$11,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of October 31, 2010, the Fund had accrued $10,488 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$817,169,156
Sales	1,066,199,685

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,055,512,243
Gross unrealized depreciation	(81,240,412)
Net unrealized appreciation	$974,271,831

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

26	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Notes to financial statements (cont’d)

For the year ended October 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$6,666,373	$5,230,686
Class B	3,502,837	1,685,640
Class C	3,743,720	688,018
Class FI	314	350
Class R	21,580	13,344
Class I	—	492,873
Class IS	—	11,759
Total	$13,934,824	$8,122,670

For the year ended October 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class FI	$226
Class R	—
Class I	—
Class IS	—
Total	$226

6. Distributions to shareholders by class

	Year Ended October 31, 2010	Period Ended October 31, 2009*	Year Ended December 31, 2008
Net Investment Income:
Class A	$31,210,053	$10,939,221	$31,752,946
Class B	431,108	671,528	1,114,452
Class C	1,794,295	879,582	1,923,600
Class FI	83	36	1	†
Class R	32,435	8,429	14,494
Class I	5,542,811	1,554,648	3,144,261
Class IS	5,989,673	1,696,582	4,729,734	‡
Total	$45,000,458	$15,750,026	$42,679,488

Net Realized Gains:
Class A	—	—	$110,962,989
Class B	—	—	21,200,109
Class C	—	—	17,778,582
Class FI	—	—	—
Class R	—	—	43,798
Class I	—	—	24,486,782
Class IS	—	—	—
Total	—	—	$174,472,260

*	For the period January 1, 2009 through October 31, 2009.

†	For the period December 19, 2008 (inception date) to December 31, 2008.

‡	For the period August 4, 2008 (inception date) to December 31, 2008.

7. Shares of beneficial interest

At October 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	27

Transactions in shares of each class were as follows:

	Year Ended October 31, 2010		Period Ended October 31, 2009*		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount	Shares		Amount

Class A
Shares sold	17,480,220	$218,094,590	23,391,041	$239,967,584	36,919,151		$460,388,577
Shares issued on reinvestment	2,431,640	30,322,529	977,337	10,545,446	10,275,384		135,396,889
Shares repurchased	(39,671,472)	(494,694,320)	(44,278,633)	(454,783,143)	(52,583,341)		(665,594,205)
Net decrease	(19,759,612)	$(246,277,201)	(19,910,255)	$(204,270,113)	(5,388,806)		$(69,808,739)

Class B
Shares sold	2,121,496	$25,694,705	2,811,602	$28,041,870	3,985,061		$50,761,179
Shares issued on reinvestment	35,158	426,123	63,394	661,835	1,584,762		21,575,810
Shares repurchased	(11,275,281)	(136,676,623)	(10,681,625)	(106,412,710)	(15,235,834)		(196,733,389)
Net decrease	(9,118,627)	$(110,555,795)	(7,806,629)	$(77,709,005)	(9,666,011)		$(124,396,400)

Class C
Shares sold	3,294,447	$39,932,178	3,579,097	$35,771,050	5,391,990		$65,644,359
Shares issued on reinvestment	142,513	1,734,385	81,107	851,619	1,377,073		18,477,907
Shares repurchased	(7,683,959)	(93,216,115)	(7,606,703)	(75,988,196)	(10,694,631)		(135,180,432)
Net decrease	(4,246,999)	$(51,549,552)	(3,946,499)	$(39,365,527)	(3,925,568)		$(51,058,166)

Class FI
Shares sold	24,727	$305,582	732	$7,304	5	†	$51	†
Shares issued on reinvestment	7	83	3	36	—	†	—	†
Shares repurchased	(5,903)	(76,230)	(71)	(854)	—	†	—	†
Net increase	18,831	$229,435	664	$6,486	5	†	$51	†

Class R
Shares sold	244,552	$3,021,698	172,737	$1,805,493	127,622		$1,698,929
Shares issued on reinvestment	2,599	32,435	782	8,429	4,478		58,292
Shares repurchased	(80,481)	(1,004,527)	(62,147)	(657,596)	(21,330)		(267,700)
Net increase	166,670	$2,049,606	111,372	$1,156,326	110,770		$1,489,521

Class I
Shares sold	13,696,586	$169,641,521	20,180,613	$207,296,410	11,213,384		$160,147,168
Shares issued on reinvestment	267,417	3,315,976	85,778	911,730	1,994,415		27,579,432
Shares repurchased	(8,926,783)	(109,834,576)	(6,583,111)	(72,598,691)	(47,823,676)		(648,054,997)
Net increase (decrease)	5,037,220	$63,122,921	13,683,280	$135,609,449	(34,615,877)		$(460,328,397)

Class IS
Shares sold	5,376,027	$66,324,279	5,282,295	$55,692,104	38,864,280	‡	$521,336,258	‡
Shares issued on reinvestment	482,260	5,989,673	157,675	1,696,582	475,257	‡	4,724,057	‡
Shares repurchased	(5,811,880)	(71,866,226)	(5,033,780)	(51,978,384)	(9,655,320)	‡	(125,542,130)	‡
Net increase	46,407	$447,726	406,190	$5,410,302	29,684,217	‡	$400,518,185	‡

*	For the period January 1, 2009 through October 31, 2009.

†	For the period December 19, 2008 (inception date) to December 31, 2008.

‡	For the period August 4, 2008 (inception date) to December 31, 2008.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2010, fiscal period ended October 31, 2009 and fiscal year ended December 31, 2008 were as follows:

	October 31, 2010	October 31, 2009	December 31, 2008

Distributions paid from:
Ordinary income	$45,000,458	$15,750,026	$67,306,313
Net long-term capital gains	—	—	149,845,435
Total distributions paid	$45,000,458	$15,750,026	$217,151,748

28	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Notes to financial statements (cont’d)

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$51,426,752
Capital loss carryforward*	(239,836,152)
Other book/tax temporary differences(a)	(219,118)
Unrealized appreciation (depreciation)(b)	974,282,571
Total accumulated earnings (losses) — net	$785,654,053

*	During the taxable year ended October 31, 2010, the Fund utilized $43,762,693 of its capital loss carryover available from prior years. As of October 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(239,836,152)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments on certain investments.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent

Legg Mason ClearBridge Appreciation Fund 2010 Annual Report	29

monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $3,144,609, $2,122,716, $933,238 and $244 for Classes A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

30	Legg Mason ClearBridge Appreciation Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Appreciation Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then end, the statements of changes in net assets for the year then ended, for the period from January 1, 2009 to October 31, 2009 and for the year ended December 31, 2008, and the financial highlights for the year then ended, the period from January 1, 2009 to October 31, 2009 and for each of the years or periods in the four-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Appreciation Fund as of October 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 14, 2010

Legg Mason ClearBridge Appreciation Fund	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Appreciation Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

32	Legg Mason ClearBridge Appreciation Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

David E. Maryatt

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Appreciation Fund	33

Independent Trustees cont’d

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

34	Legg Mason ClearBridge Appreciation Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Legg Mason ClearBridge Appreciation Fund	35

Additional Officers cont’d

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

36	Legg Mason ClearBridge Appreciation Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended

October 31, 2010:

Record date:	12/28/2009
Payable date:	12/29/2009
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason ClearBridge

Appreciation Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA,

Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Appreciation Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Clearbridge Appreciation Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Appreciation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0312 12/10 SR10-1245

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,445 in 2009 and $342,771 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $285 in 2009 and $20,629 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,200 in 2009 and $23,079 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 21, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	December 21, 2010